Exhibit 99.2

Second Quarter 2017 Financial Results August 3, 2017 ™ Trademark of Trinseo S.A. or its affiliates

Introductions & Disclosure Rules 2 Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward- looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in that report. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity. We have provided a reconciliation of these measures to the most comparable GAAP metric in the Appendix section of this presentation. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities. Any securities issued pursuant to our refinancing will not be registered under the Securities Act and may not be sold in the United States absent registration or an applicable exemption therefrom. Introductions Chris Pappas, President & CEO Barry Niziolek, Executive Vice President & CFO David Stasse, Vice President, Treasury & Investor Relations

3 Key Points * See Appendix for reconciliation of non-GAAP measures. Q2 2017 Results at Guidance Midpoint Excluding Timing Impacts Business fundamentals remain strong Performance Materials in line with expectations Performance Materials on Track to Meet or Exceed Growth Target Acquisition of API in Performance Plastics Latex Binders improvement Synthetic Rubber SSBR expansion, pilot plant, and new products on time Debt Refinancing To be launched over next two weeks Expect a reduction in interest expense Dividend Increase and New Share Repurchase Authorization Dividend increase of 20% Repurchase authorization of 2 million shares Updating 2017 Guidance Net Income of $294MM to $302MM Adj EBITDA* of $550MM to $560MM Updated guidance fundamentally the same as our prior guidance, excluding timing impacts

API Plastics Acquisition 4 Strong position in soft-touch polymers such as Thermoplastic Elastomers (TPE) TPEs are often molded over rigid plastics such as ABS and PC/ABS – presenting opportunities for complementary technology product offerings Enables growth synergies across multiple end markets and geographies with similar applications to benefit customers Aligns with our Performance Materials growth strategy

Impact of Raw Material Price Changes

TRINSEO

Europe Styrene & Benzene ($/MT)


Q4'16 / Q1'17
Q2'17 / Q3'17
Styrene
Benzene
$450
(25%)
$275
(25%)
Jan '16
Feb '16
Mar '16
Apr '16
May '16
Jun '16
Jul'16
Aug'16
Sep'16
Oct'16
Nov'16
Dec'16
Jan'17
Feb'17
Mar'17
Apr'17
May'17
Jun'17
Jul'17
Aug'17
Sep'17

Europe Butadiene ($/MT)


Q4'16 / Q1'17
Q2'17 / Q3'17
$1,000
(50%)
Jan '16
Feb '16
Mar '16
Apr '16
May '16
Jun '16
Jul'16
Aug'16
Sep'16
Oct'16
Nov'16
Dec'16
Jan'17
Feb'17
Mar'17
Apr'17
May'17
Jun'17
Jul'17
Aug'17
Sep'17

- Q4'16 / Q1'17: Outage-driven price increases resulted in favorable net timing impacts; working capital build
- Q2'17 / Q3'17: As supply returns, price decreases resulting in unfavorable net timing impacts; expect working capital release

Expanding net timing disclosure to include segment level detail to provide better transparency around these impacts

SOURCE: Western Europe Styrene, Benzene: ICIS. Western Europe Butadiene: IHS. Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe); Butadiene: W. Europe Contract-Market (Del (-09EXW) W. Europe)

5

Q2 2017 Financial Results & Highlights

TRINSEO

Net Income:	Adj EBITDA*:	EPS / Adj EPS*:
$60MM	**$126MM**	**$1.34 / $1.39**

Performance Materials
Net Sales: **$656MM**
Adj EBITDA: **$87MM**

Latex Binders	Synthetic Rubber	Performance Plastics
Net Sales: **$292MM**	Net Sales: **$174MM**	Net Sales: **$190MM**
Adj EBITDA: **$36MM**	Adj EBITDA: **$28MM**	Adj EBITDA: **$23MM**

Basic Plastics & Feedstocks
Net Sales: **$489MM**
Adj EBITDA: **$61MM**

Basic Plastics	Feedstocks	Americas Styrenics
Net Sales: **$382MM**	Net Sales**: **$107MM**	Adj EBITDA: **$30MM**
Adj EBITDA: **$32MM**	Adj EBITDA: **($1)MM**	

- **Overall strong fundamental performance and business conditions**
- **Latex Binders improvement, particularly in Asia**
- **SSBR sales at record levels past 2 quarters**
- **Performance Plastics solid sales volume despite lower North America auto production**

- **Basic Plastics strong due to polystyrene restocking, Polycarbonate industry supply issues**
- **Styrene margins bottomed in May and rebounded in June**
- **Solid AmSty performance**

Note: Division and Segment Adjusted EBITDA excludes Corporate Adjusted EBITDA of ($22) million. Totals may not sum due to rounding.

* Includes $23 million pre-tax unfavorable net timing impact; see Appendix for reconciliation of non-GAAP measures.

** Net Sales represents sales to external customers only; however, the majority of the Feedstocks segment Adj EBITDA* is driven by margin on internal transfers

6

First Half 2017 Results 7 No net timing impact over the first half of the year Q1 and Q2 fundamentally similar results excluding net timing impacts *See Appendix for reconciliation of non-GAAP measures and definition of net timing. NOTE: Totals may not sum due to rounding. ($MM, unless noted) Q1 Q2 1st Half Net Income 117 60 177 Adjusted EBITDA* 182 126 308 Net Timing* (pre-tax) 22 (23) (0) EPS, diluted ($) 2.59 1.34 3.93 Adjusted EPS* ($) 2.42 1.39 3.82

Net sales in the second quarter increased 18% vs prior year driven primarily by the pass through of higher raw material costs Net Income and Adj EBITDA decreases vs prior year were driven primarily by pre-tax impacts of net timing (-$24 million) and lower styrene margin (-$17 million net of timing) Trinseo Q2 2017 Financial Results 8 * See Appendix for reconciliation of non-GAAP measures. Totals may not sum due to rounding. $126 $182 Q2'17 Q2'16 Adjusted EBITDA* ($MM) $1.34 $1.39 $2.00 $2.30 EPS Adj EPS* EPS ($) Q2'17 Q2'16 $1,145 $60 $970 $96 Net Sales Net Income Net Sales & Net Income ($MM) Q2'17 Q2'16

Higher Adj EBITDA vs prior year driven by stronger business fundamentals and cost management Lower YoY volume due to Brazil divestiture, destocking in North America coated paper market Latex Binders 9 $292 $232 Q2'17 Q2'16 Net Sales ($ MM) $36 $21 Q2'17 Q2'16 Adjusted EBITDA ($MM) 287 310 Q2'17 Q2'16 Volume (MM Lbs)

Record SSBR volumes in Q1 and Q2 Higher volume and better product mix increased Adj EBITDA vs prior year; more than offset by $7 million change in net timing Synthetic Rubber 10 $174 $111 Q2'17 Q2'16 Net Sales ($ MM) $28 $30 Q2'17 Q2'16 Adjusted EBITDA ($MM) 158 148 Q2'17 Q2'16 Volume (MM Lbs)

Net sales increase vs prior year driven by higher volumes in North America automotive and Asia consumer electronics Adj EBITDA YoY decline driven primarly by margin compression Performance Plastics 11 $190 $184 Q2'17 Q2'16 Net Sales ($ MM) $23 $38 Q2'17 Q2'16 Adjusted EBITDA ($MM) 148 154 Q2'17 Q2'16 Volume (MM Lbs)

Net sales increase vs prior year driven by the pass through of higher raw material costs Adj EBITDA lower than prior year driven primarily by $8 million change in net timing impacts Basic Plastics 12 $382 $363 Q2'17 Q2'16 Net Sales ($ MM) $32 $43 Q2'17 Q2'16 Adjusted EBITDA ($MM) 521 539 Q2'17 Q2'16 Volume (MM Lbs)

Adj EBITDA YoY decrease driven by lower styrene margins and $15 million change in net timing impacts As forecasted, margins bottomed in May and rebounded in June Feedstocks & Americas Styrenics 13 FEEDSTOCKS $8 million impact in Q2 sales from outage-related styrene purchases $38 million dividend received in Q2 AMERICAS STYRENICS ($1) $33 Q2'17 Q2'16 Adjusted EBITDA ($MM) $30 $38 Q2'17 Q2'16 Adjusted EBITDA ($MM)

Cash Generation 14 Year-to-Date Cash from operations of $37 million and Free Cash Flow* of negative $38 million includes over $200 million working capital outflow from raw material price increases Expect first half working capital build to reverse in the second half of the year due to falling raw material prices Total Year Currently forecasting cash from operations of ~$400 million and Free Cash Flow* of ~$240 million Cash assumptions $160 million capital expenditures $85 million taxes $75 million interest * See Appendix for reconciliation of non-GAAP measures.

Western Europe and Asia Styrene Margin Trends

TRINSEO

Western Europe Margin (1)


SM Margin over Raw Materials
Q2 to Q3
~+$45/MT
Styrene
Ethylene
Benzene
Prices – USD/MT
Styrene Margin - USD/MT
$320
$287
$294
$254
$276
$393
$323
$501
$678
$482
$233
$319
$413
$428
$330
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17

Asia Margin (2)


SM Margin over Raw Materials
Q2 to Q3
~+$35/MT
Styrene
Ethylene
Benzene
Prices – USD/MT
Styrene Margin - USD/MT
$213
$188
$170
$190
$300
$225
$228
$270
$240
$152
$137
$241
$294
$170
$165
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17

Trinseo's Feedstocks reporting segment captures styrene monomer margin through both internally produced and cost-based purchases of styrene. Annually, we produce nearly 700 kilotons of styrene in Western Europe and purchase approximately 300 kilotons of styrene in Asia with cost-based economics. With all other inputs remaining equal, a $50 per metric ton change in styrene margins would be expected to impact the Feedstocks reporting segment's annual Adjusted EBITDA by approximately $35 million in Europe and approximately $15 million in Asia. Other factors that could impact the Feedstocks segment Adjusted EBITDA include, but are not limited to, utilities, freight, manufacturing costs, overhead costs, discounts of styrene, benzene, and ethylene, as well as raw material timing.

SOURCE: Western Europe Styrene, Benzene, Ethylene Prices: ICIS. Asia Styrene, Benzene, Ethylene prices: IHS. Styrene margin over raw materials: Trinseo. (1) Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). (2) Styrene: NE Asia Avg Spot Posting (CFR China); Benzene: NE Asia Spot Avg (FOB S. Korea); Ethylene: NE Asia Spot Avg (CFR NE Asia). Styrene margin over raw materials: Styrene less (80% * Benzene) less (30% * Ethylene).

15

Q3 2017 Guidance

TRINSEO

Segment		Adj EBITDA* ($MM)	Assumptions
Performance Materials	Latex Binders	~$30	• Continued strong performance driven by tighter market conditions and cost actions
	Synthetic Rubber	~($5)	• Includes ~$30 million of unfavorable timing impacts as well as about $5 million of growth-related costs
	Performance Plastics	~$30	• Increased seasonal demand in consumer electronics • Raw materials moderating
Basic Plastics & Feedstocks	Basic Plastics	~$30	• Sequentially lower due to seasonality, Q2 restocking
	Feedstocks	~$15	• In line with prior guidance
	Americas Styrenics	~$35	• Stronger sequential performance after Q2 sales of Q1 outage-related styrene purchases
Corporate		~($22)	

Net Income $50MM - $58MM; Adj EBITDA* $110MM - $120MM
Assumes unfavorable pre-tax timing impact of $30MM, essentially all in Synthetic Rubber

* See Appendix for reconciliation of non-GAAP measures

16

Full Year 2017 Guidance

TRINSEO

Segment		Prior Guidance	Updated Guidance	Assumptions
Performance Materials	Latex Binders	~$125	~$125	• Includes ~$5 million of unfavorable timing impacts
	Synthetic Rubber	~$110	~$90	• Includes ~$20 million of full year unfavorable timing impacts • $10 million growth-related costs in second half
	Performance Plastics	~$130	~$115	• Includes ~$10 million of unfavorable timing impacts • Lower margin due to higher raw material costs
Basic Plastics & Feedstocks	Basic Plastics	~$135	~$130	• Includes minimal timing impact
	Feedstocks	~$80	~$70	• Includes minimal timing impact • Assumes Q4 styrene margins similar to Q3
	Americas Styrenics	~$125	~$120	• Below prior guidance due to Q2 sales of Q1 outage-related styrene purchases
Corporate		~($95)	~($95)	

Net Income $294MM - $302MM; Adj EBITDA* $550MM - $560MM
~$30MM unfavorable, full-year timing impact

* See Appendix for reconciliation of non-GAAP measures

17

Full Year Guidance Discussion 18 * See Appendix for reconciliation of non-GAAP measures and definition of net timing. NOTE: 2nd Half assumes the midpoint of our guidance. Totals may not sum due to rounding. First half to second half profitability decrease due to net timing as well as: Growth-related impacts, lower Latex Binders and styrene margin, seasonally lower volumes Partially offset by higher AmSty equity affiliate income ($MM, unless noted) 1st Half 2nd Half FY'17 Net Income 177 120 298 Adjusted EBITDA* 308 247 555 Net Timing* (pre-tax) (0) (30) (30) EPS, diluted ($) 3.93 2.67 6.60 Adjusted EPS* ($) 3.82 2.67 6.49

Guidance Bridges 19 Net Income: $337MM - $353MM Net Income: $294MM - $302MM Lower full-year guidance driven by change in net timing expectations $600 - $620 $550 - $560 ~($55) 2017 Prior Guidance Net Timing Impacts 2017 Current Guidance Adjusted EBITDA ($ MM)

Appendix

21 Raw Material Timing / Price Lag Represents the timing of raw material cost changes flowing through COGS versus current pricing Primarily key materials such as benzene, butadiene, and bisphenol-A RAW MATERIAL TIMING PRICE LAG Represents the difference in revenue between the current contractual price and the current period price Primarily key materials in pass-through pricing agreements such as styrene and butadiene June Example: Business with 60 days inventory & 30 days price lag June COGS based on April raw material price June revenue based on May raw material price Unfavorable net timing impact as revenue basis < cost basis ILLUSTRATIVE EXAMPLE COGS Basis (60-day lag) Revenue Basis (30-day lag) Raw Material Timing Impact Price Lag Impact Source: IHS / Butadiene: W. Europe Contract-Market (Del (-09EXW) W. Europe) Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Europe Butadiene ($/MT)

22 Cumulative Net Timing Impact Raw material timing and price lag tend to offset each other in Performance Materials Basic Plastics & Feedstocks typically impacted only by raw material timing $(42) $29 $(28) $(17) $(10) $13 $7 $20 $71 $(40) $34 $(10) $4 $17 $5 $(12) $(2) $(6) $(49) $17 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Quarterly Raw Material Timing Quarterly Price Lag Cumulative Raw Material Timing Cumulative Price Lag $MM: Favorable / (Unfavorable)

Butadiene Price History 23 Source: IHS / Butadiene: W. Europe Contract-Market (Del (-09EXW) W. Europe) - 4,000 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Europe Butadiene ($/MT)

US GAAP to Non-GAAP Reconciliation

TRINSEO

Profitability Guidance

(In $millions, unless noted)	CURRENT GUIDANCE (1) Three Months Ended Sep 30, 2017	CURRENT GUIDANCE (1) Year Ended Dec 31, 2017	PRIOR GUIDANCE Year Ended Dec 31, 2017
Adjusted EBITDA	110 - 120	550 - 560	600 - 620
Interest expense, net	(19)	(74)	(74)
Provision for income taxes	(16) - (18)	(87) - (89)	(97) - (101)
Depreciation and amortization	(25)	(101)	(100)
Reconciling items to Adjusted EBITDA	--	6	8
Net Income	**50 - 58**	**294 - 302**	**337 - 353**
Reconciling items to Net Income	--	(5)	(8)
Adjusted Net Income	50 - 58	288 - 296	329 - 345
Weighted avg shares - diluted (MM)	45.0	45.1	45.3
Adjusted EPS ($)	1.10 - 1.28	6.40 - 6.58	7.26 - 7.61

Free Cash Flow

(In $millions)	Three Months Ended Jun 30, 2017	Three Months Ended Jun 30, 2016	Six Months Ended Jun 30, 2017	Six Months Ended Jun 30, 2016	CURRENT GUIDANCE (1) Twelve Months Ended 31-Dec-17
Cash provided by operating activities	62.3	94.8	36.6	179.7	400
Capital expenditures	(38.2)	(26.7)	(74.3)	(53.2)	(160)
Free Cash Flow	24.1	68.1	(37.7)	126.5	240

(1) Our current guidance does not include any estimates regarding the impact of potential refinancing activities on our future financial results.
NOTE: For definitions of non-GAAP measures as well as descriptions of reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying Exhibit 99.1 – Press Release, July 2, 2017. Totals may not sum due to rounding.

24

US GAAP to Non-GAAP Reconciliation

TRINSEO

(in $millions, unless noted)	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	2014	2015	2016
Net Income (Loss)	**37.7**	**0.8**	**52.1**	**43.1**	**76.7**	**95.8**	**67.3**	**78.5**	**117.3**	**60.2**	**(67.3)**	**133.6**	**318.3**
Interest expense, net	28.9	25.6	19.5	19.3	18.9	18.8	18.8	18.4	18.2	18.7	124.9	93.2	75.0
Provision for (benefit from) income taxes	17.9	7.5	21.2	23.6	21.9	28.6	16.0	20.5	29.3	18.8	19.7	70.2	87.0
Depreciation and amortization	22.5	21.7	23.0	29.5	23.2	24.9	23.8	24.7	24.7	26.3	103.7	96.8	96.4
EBITDA	107.0	55.6	115.8	115.5	140.7	168.1	125.9	142.1	189.5	124.0	181.0	393.8	576.7
Loss on extinguishment of long-term debt	-	95.2	-	-	-	-	-	-	-	-	7.4	95.2	-
Other items	1.3	0.6	0.3	-	1.8	0.3	0.3	(6.8)	-	1.1	38.4	2.2	(4.4)
Restructuring and other charges	0.5	(0.1)	0.1	0.2	0.7	1.1	16.8	4.9	2.1	1.1	10.0	0.8	23.5
Net (gains) / losses on dispositions of businesses and assets	-	-	-	-	-	12.9	0.3	1.8	(9.9)	-	(0.6)	-	15.1
Fees paid pursuant to advisory agreement	-	-	-	-	-	-	-	-	-	-	25.4	-	-
Adjusted EBITDA	108.8	151.3	116.2	115.7	143.2	182.4	143.3	142.0	181.7	126.2	261.6	492.0	610.9
Adjusted EBITDA to Adjusted Net Income													
Adjusted EBITDA	108.8	151.3	116.2	115.7	143.2	182.4	143.3	142.0	181.7	126.2	261.6	492.0	610.9
Interest expense, net	28.9	25.6	19.5	19.3	18.9	18.8	18.8	18.4	18.2	18.7	124.9	93.2	75.0
Provision for (benefit from) income taxes - Adjusted	18.3	25.5	22.3	18.7	22.4	28.8	21.4	22.0	29.5	19.2	29.4	84.9	94.6
Depreciation and amortization - Adjusted	22.3	21.6	22.1	23.4	22.6	24.9	23.3	24.7	24.2	25.8	99.6	89.3	95.4
Adjusted Net Income	39.3	78.6	52.3	54.3	79.3	109.9	79.8	76.9	109.8	62.5	7.7	224.6	345.9
Wtd Avg Shares - Diluted (000)	*48,851*	*48,907*	*48,989*	*49,067*	*49,086*	*47,857*	*46,961*	*45,754*	*45,313*	*44,995*	*43,476*	*48,970*	*47,478*
Adjusted EPS - Diluted ($)	*0.80*	*1.61*	*1.07*	*1.11*	*1.62*	*2.30*	*1.70*	*1.68*	*2.42*	*1.39*	*0.18*	*4.59*	*7.28*
Adjustments by Statement of Operations Caption													
Loss on extinguishment of long-term debt	-	*95.2*	-	-	-	-	-	-	-	-	*7.4*	*95.2*	-
Selling, general and administrative expenses	*1.8*	*0.5*	*0.4*	*0.2*	*2.5*	*1.4*	*17.1*	*4.9*	*2.1*	*2.2*	*41.3*	*3.0*	*25.9*
Other expense (income), net	-	-	-	-	-	*12.9*	*0.3*	*(5.0)*	*(9.9)*	-	*31.9*	-	*8.3*
Total EBITDA Adjustments	*1.8*	*95.7*	*0.4*	*0.2*	*2.5*	*14.3*	*17.4*	*(0.1)*	*(7.8)*	*2.2*	*80.6*	*98.2*	*34.2*
Free Cash Flow Reconciliation													
Cash provided by operating activities					84.9	94.8	145.0	79.0	(25.7)	62.3	117.2	353.2	403.7
Capital expenditures					(26.4)	(26.7)	(29.5)	(41.2)	(36.0)	(38.2)	(98.6)	(109.3)	(123.9)
Free Cash Flow					58.4	68.1	115.5	37.8	(61.7)	24.1	18.6	243.9	279.8

NOTE: Totals may not sum due to rounding.

25

Selected Segment Information

TRINSEO

(in $millions, unless noted)	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	2014	2015	2016	Q2'17 LTM	1H'17
Latex Binders	305	312	307	308	299	310	318	309	301	287	1,193	1,233	1,236	1,214	587
Synthetic Rubber	162	153	152	134	146	148	150	159	179	158	568	601	604	645	336
Performance Plastics	150	150	144	146	143	154	145	137	155	148	581	590	579	585	303
Performance Materials	617	616	603	588	588	613	613	604	634	592	2,342	2,423	2,419	2,444	1,227
Basic Plastics	585	557	493	525	570	539	504	506	500	521	2,174	2,160	2,118	2,031	1,021
Feedstocks	209	151	231	165	194	195	207	163	168	238	693	755	759	776	406
Basic Plastics & Feedstocks	793	708	724	690	764	734	711	669	668	760	2,867	2,915	2,877	2,807	1,427
Trade Volume (MMLbs)	**1,411**	**1,323**	**1,327**	**1,277**	**1,352**	**1,347**	**1,324**	**1,273**	**1,302**	**1,352**	**5,210**	**5,339**	**5,296**	**5,251**	**2,654**
Latex Binders	238	248	255	226	209	232	243	241	289	292	1,261	966	925	1,064	580
Synthetic Rubber	129	115	126	104	102	111	113	124	163	174	634	475	451	574	337
Performance Plastics	197	185	180	181	169	184	175	166	185	190	821	743	693	716	375
Performance Materials	565	548	561	510	480	528	531	531	637	656	2,716	2,184	2,069	2,354	1,293
Basic Plastics	375	411	364	327	343	363	324	323	381	382	1,978	1,478	1,353	1,410	763
Feedstocks	78	69	103	60	71	79	81	64	87	107	434	310	294	339	194
Basic Plastics & Feedstocks	454	480	467	387	414	442	405	387	468	489	2,412	1,788	1,647	1,749	957
Net Sales	**1,018**	**1,029**	**1,028**	**897**	**894**	**970**	**935**	**917**	**1,104**	**1,145**	**5,128**	**3,972**	**3,717**	**4,103**	**2,250**
Latex Binders	21	15	24	18	19	21	30	24	37	36	97	79	94	127	73
Synthetic Rubber	26	18	27	21	23	30	28	29	46	28	137	93	111	132	74
Performance Plastics	30	28	20	30	35	38	30	32	27	23	85	108	136	113	50
Performance Materials	77	61	72	69	77	90	88	86	110	87	320	280	341	372	197
Basic Plastics	14	39	25	37	38	43	34	33	39	32	(15)	116	148	138	71
Feedstocks	5	35	7	3	21	33	13	14	42	(1)	(21)	51	80	68	41
Americas Styrenics	35	41	32	27	33	38	34	31	18	30	50	135	136	114	48
Basic Plastics & Feedstocks	55	115	65	67	92	113	81	78	99	61	15	302	364	319	160
Corporate	(23)	(25)	(21)	(20)	(25)	(21)	(26)	(22)	(27)	(22)	(73)	(90)	(95)	(97)	(49)
Adjusted EBITDA	**109**	**151**	**116**	**116**	**143**	**182**	**143**	**142**	**182**	**126**	**262**	**492**	**611**	**593**	**308**
Adj EBITDA Variance Analysis															
Net Timing* Impacts - Fav/(Unfav)															
Latex Binders	6	(5)	0	2	(0)	(4)	2	2	(8)	1	0	4	(0)	(3)	(7)
Synthetic Rubber	(6)	1	1	(1)	(4)	3	1	6	16	(4)	(0)	(5)	6	19	12
Performance Plastics	11	1	(3)	5	4	(4)	(1)	0	(9)	(2)	(3)	15	(0)	(11)	(10)
Performance Materials	12	(3)	(2)	7	(0)	(5)	2	8	(0)	(5)	(3)	14	5	5	(5)
Basic Plastics	(12)	10	(9)	(4)	(3)	2	1	1	11	(6)	(24)	(15)	2	7	5
Feedstocks	(8)	12	(13)	(3)	(2)	4	1	4	11	(11)	(24)	(13)	7	5	0
Basic Plastics & Feedstocks	(20)	22	(22)	(7)	(4)	6	3	5	22	(17)	(47)	(27)	9	13	5
Net Timing* Impacts - Fav/(Unfav)	**(9)**	**19**	**(24)**	**(0)**	**(4)**	**0**	**5**	**14**	**22**	**(23)**	**(50)**	**(14)**	**15**	**18**	**(0)**

*Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

NOTE: Totals may not sum due to rounding.

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